Summary Of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
New Accounting Pronouncements and Changes in Accounting Principles	The following table provides a brief description of newly-adopted accounting pronouncements and their effect on our consolidated financial statements:

Standard	Description	Date of Adoption	Effect on the Financial Statements or Other Significant Matters
Accounting Standards Update (“ASU”) 2016-13, Financial Instruments - Credit Losses (Topic 326):
Measurement of Credit Losses on Financial Instruments

ASU 2018-19, Financial Instruments - Credit Losses (Topic 326): Codification Improvements

ASU 2019-05, Financial Instruments - Credit Losses (Topic 326): Targeted Transition Relief

ASU 2019-11, Codification Improvements to Topic 326, Financial Instruments - Credit Losses

ASU 2020-02, Financial Instruments - Credit Losses (Topic 326) and Leases (Topic 842)	The amendments in this update replaced the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. It clarified that receivables arising from operating leases are not within the scope of ASC Topic 326. Instead, impairment of receivables arising from operating leases will be accounted for in accordance with ASC 842. It also allowed election of the fair value option on certain financial instruments.	January 1, 2020
The adoption of this standard did not have a material impact on our consolidated financial statements. The majority of our financial instruments result from operating lease transactions, which are not within the scope of this standard.

ASU 2018-17, Consolidation (Topic 810): Targeted Improvements to Related Party Guidance for Variable Interest Entities	This ASU amended two aspects of the
	related-party guidance in Topic 810: (1) added an elective private-company scope exception to the variable interest entity guidance for entities under common control, and (2) provided that indirect interests held through related parties in common control arrangements will be considered on a proportional basis for determining whether fees paid to decision makers and service providers are variable interests.	January 1, 2020	The adoption of this standard did not have a material impact on our consolidated financial statements.
ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments—Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments	This ASU amended a variety of topics,
improving certain aspects of previously issued ASUs, including ASU 2016-01, Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial
Liabilities, ASU 2016-13, Financial
	Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, and ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities.	January 1, 2020	The adoption of this standard did not have a material impact on our consolidated financial statements.
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting	This ASU contains practical expedients for reference rate reform related activities that impact debt, leases, derivatives and other contracts. The guidance in ASU
	2020-04 is optional and may be elected over time as reference rate reform activities occur.	March 12, 2020	We have elected to apply the expedients related to probability and the assessments of effectiveness for future LIBOR-indexed cash flows to assume that the index upon which future hedged transactions will be based matches the index on the corresponding derivatives. Application of these expedients preserves the presentation of derivatives consistent with past presentation. We continue to evaluate the impact of the guidance and may apply other elections as applicable as changes occur.
In response to the COVID-19 pandemic, the Financial Accounting Standards Board (“FASB”) issued interpretive guidance addressing the accounting treatment for lease concessions attributable to the pandemic. Under this guidance, entities may elect to account for such lease concessions consistent with how they would be accounted for under ASC 842 if the enforceable rights and obligations for the lease concessions already existed within the lease agreement, regardless of whether such enforceable rights and obligations are explicitly outlined within the lease. This accounting treatment may only be applied if (1) the lease concessions were granted as a direct result of the pandemic, and (2) the total cash flows under the modified lease are less than or substantially the same as the cash flows under the original lease agreement. As a result, entities that make this election will not have to analyze each lease to determine whether enforceable rights and obligations for concessions exist within the contract, and may elect not to account for these concessions as lease modifications within the scope of ASC 842.
Some concessions will provide a deferral of payments, which may affect the timing of cash receipts without substantively impacting the total consideration per the original lease agreement. The FASB has stated that there are multiple acceptable methods to account for deferrals under the interpretive guidance:
•Account for the concession as if no changes to the lease contract were made, increasing the lease receivable as payments accrue and continuing to recognize income; or
•Account for deferred lease payments as variable lease payments.
We have elected not to account for any qualifying lease concessions granted as a result of the COVID-19 pandemic as lease modifications and will account for any qualifying concessions granted as if no changes to the lease contract were made. This will result in an increase to the related lease receivable as payments accrue while we continue to recognize rental income. We will, however, assess the impact of any such concessions on estimated collectibility of the related lease payments and will reflect any adjustments as necessary as an offset to Rental Income on the consolidated statements of operations.

Revenue Recognition Schedule of Fee Types	We have concluded that each of the separately disclosed fee types in the below table represents a separate performance obligation within the Management Agreements.

Fee	Performance Obligation Satisfied	Form and Timing of Payment	Description
Asset Management	Over time	In cash, monthly	Because each increment of service is distinct, although substantially the same, revenue is recognized at the end of each reporting period based upon invested equity and the applicable rate.
Property Management	Over time	In cash, monthly	Because each increment of service is distinct, although substantially the same, revenue is recognized at the end of each month based on a percentage of the properties’ cash receipts.
Leasing Commissions	Point in time (upon close of a transaction)	In cash, upon completion	Revenue is recognized in an amount equal to the fees charged by unaffiliated persons rendering comparable services in the same geographic location.
Construction Management	Point in time (upon close of a project)	In cash, upon completion	Revenue is recognized in an amount equal to the fees charged by unaffiliated persons rendering comparable services in the same geographic location.
Acquisition/Disposition	Point in time (upon close of a transaction)	In cash, upon close of the transaction	Revenue is recognized based on a percentage of the purchase price or disposition price of the property acquired or sold.